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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-42336) and the Post-Effective Amendment No. 4 on Form S-3 to Form S-1 Registration Statement (No. 333-87607) of our report dated February 9, 2001, included in L90, Inc.'s Form 10-K for the year ended December 31, 2000.


/s/ Arthur Andersen LLP


ARTHUR ANDERSEN LLP


Los Angeles, California
March 28, 2001